46. INCIDENT AT CENTRAL TÉRMICA GENELBA	12 Months Ended
Dec. 31, 2017
Incident At Central Trmica Genelba
INCIDENT AT CENTRAL TÉRMICA GENELBA

On September 22, 2017 a major incident occurred in the TG11 unit, which makes up Central Térmica Genelba’s combined cycle plant, and which resulted in severe damage to the turbine’s generator. Following the incident, the combined-cycle generation capacity has been reduced by 50% (330 MW).

After evaluating the causes of the failure, the Company, together with the generator’s manufacturer (SIEMENS), started the works for the installation of a new generator.

On January 5, 2018, works concluded and TG11 became operative again, thus regaining 100% of the combined cycle capacity.

Following this event, the Company is making all necessary filings with insurance companies to collect the compensations for the damages sustained as a result of the failure and to minimize losses in connection with breaches of its availability commitments.